UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 28, 2012

BANCTRUST FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)
Alabama	0-15423	63-0909434
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
107 St. Francis Street, Mobile, Alabama	36602
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (251) 431-7800

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 29, 2012, BancTrust Financial Group, Inc. (the “Company”) issued a press release announcing that it has entered into a Modification of Loan Documents (the “Modification”) with the Federal Deposit Insurance Corporation, as Receiver of Silverton Bank, National Association (the “Lender”).  The Modification amends the Loan Agreement dated October 16, 2007, between the Company and The Bankers Bank, N.A. (whose name changed to Silverton Bank, National Association), as modified by (i) First Amendment to Loan Agreement dated October 28, 2009, (ii) Second Amendment to Loan Agreement dated November 10, 2010, (iii) Modification of Loan Documents dated April 18, 2011, and (iv) Modification of Loan Documents dated January 5, 2012 (collectively, the “Loan Agreement”).

The Loan Agreement governs the loan (the “Loan”) to the Company in the original principal amount of up to $38,000,000 evidenced by a Promissory Note dated October 16, 2007 from the Company to The Bankers Bank (as amended, the “Note”), which Note is secured by all of the outstanding common stock of BankTrust, the Company’s wholly owned banking subsidiary.  The Modification also amends the Note.  The current principal balance outstanding under the Note is $20,000,000.

The Modification relieves the Company from having to make any principal payments under the Note prior to maturity, which is April 16, 2013, or such earlier date as the Company completes a transaction of the type requiring the Lender’s consent pursuant to Section 5.04 of the Loan Agreement (including, for example, a merger, consolidation, sale of substantially all of the Company’s assets, etc.).  The Modification also increases the interest rate on the Loan from one-month LIBOR plus 5% to one-month LIBOR plus 7%; however, the Modification fixes the amount of quarterly interest payments that the Company is required to make until maturity of the Loan at $270,000 each. Accrued but unpaid interest, which will include the difference between quarterly interest accruals and the fixed quarterly payments, together with a fee of $200,000, is to be paid to Lender upon maturity of the Loan.  The Modification also requires the Company to establish an escrow account with the Lender in the amount of $1,080,000 to fund the first four quarterly payments following the execution and delivery of the Modification.

The foregoing description of the Modification does not purport to be complete and is qualified in its entirety by reference to the Modification, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events.

          On March 29, 2012, the Company issued a press release announcing that it intends to file a Form 12b-25 notification of late filing with the Securities and Exchange Commission with respect to its Annual Report on Form 10-K for the year ended December 31, 2011, which is due March 30, 2012.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
Exhibit 10.1	Modification of Loan Documents, dated March 28, 2012, between the Company and the FDIC, as Receiver of Silverton Bank, National Association

Exhibit 99.1	Press release issued on March 29, 2012 by BancTrust Financial Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BANCTRUST FINANCIAL GROUP, INC.

DATE:	March 29, 2012	By:	/s/ F. Michael Johnson
F. Michael Johnson
Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	NAME OF EXHIBIT

10.1	Modification of Loan Documents, dated March 28, 2012, between the Company and the FDIC, as Receiver of Silverton Bank, National Association

99.1	Press release issued on March 29, by BancTrust Financial Group, Inc.